SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CNI Charter Funds
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CNI CHARTER FUNDS

Dear Shareholder:

A Special Meeting of the Shareholders of CNI Charter Funds (the “Trust”) will be held on March 11, 2013 at 10:00 a.m., Pacific Time, at 400 North Roxbury Drive, Beverly Hills, California 90210.  The meeting will be held to consider and vote on the election of members of the Board of Trustees of the Trust.

The Board of Trustees is responsible for overall management and operations of the Trust in the best interests of all Trust shareholders.  The Board establishes the Trust’s policies and meets regularly to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Trust.  We are fortunate to have a number of nominees committed to carrying out these functions.  Four of the nominees are already Board members -- Irwin G. Barnet, William R. Sweet and James Wolford have served as Trustees of the Trust since 1999, and Vernon Kozlen joined the Board as a Trustee in 2007 after his retirement as the Trust’s president and chief executive officer.  The other four nominees -- Andrew S. Clare, Daniel A. Hanwacker, Jon C. Hunt and Jay C. Nadel -- are proposed as new, additional Trustees.

The Board of Trustees has approved the recommended nominees and believes their election is in the best interests of the Trust and its shareholders.  The Board recommends that you vote in favor of each of the nominees.

Your vote is important.  The attached Proxy Statement describes the voting process for shareholders.  We ask that you carefully review the Proxy Statement and vote in favor of each Trustee nominee.  Upon completing your review, please take a moment to vote your shares:

•	By completing and returning the enclosed proxy card in the envelope provided,
•	By touch-tone telephone by calling 1-800-690-6903, or
•	By Internet voting at www.proxyvote.com.

If we do not hear from you after a reasonable amount of time, you may receive a telephone call from us reminding you to vote your shares.  On behalf of the Board of Trustees, we thank you for your continued investment in CNI Charter Funds.

Sincerely,

Richard Gershen
President and Chief Executive Officer

CNI CHARTER FUNDS
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on March 11, 2013

A Special Meeting of Shareholders of CNI Charter Funds (the “Trust”) will be held on March 11, 2013, at 10:00 a.m., Pacific Time, at 400 North Roxbury Drive, Beverly Hills, California 90210.  At the meeting, we will ask the shareholders to vote:

1.	To elect eight nominees as Trustees of the Trust; and

2.	To transact any other business that may properly come before the meeting or any adjournment thereof.

The Board of Trustees of the Trust has unanimously approved and recommends that you vote in favor of all nominees listed in Proposal 1 of the Proxy Statement accompanying this Notice.  Please read the Proxy Statement for a more complete discussion of the Proposal.

Shareholders of the Trust of record as of the close of business on January 4, 2013, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

You are invited to attend the Special Meeting.  If you cannot do so, please complete and return in the enclosed postage paid return envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Trust, or vote by telephone or Internet, as promptly as possible.  This is important to ensure a quorum at the special meeting.  You may revoke your proxy at any time before it is exercised by signing and submitting a revised proxy, by giving written notice of revocation to the Trust at any time before the proxy is exercised, or by voting in person at the special meeting.

By Order of the Board of Trustees,

Lisa Whittaker
Secretary

January 22, 2013

CNI CHARTER FUNDS
PROXY STATEMENT

The Board of Trustees of CNI Charter Funds (the “Trust”) is sending this Proxy Statement to the Trust’s shareholders in connection with the solicitation of voting instructions for use at a special meeting of shareholders of the Trust (the “Meeting”) for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement is being mailed on or about January 22, 2013, to the shareholders of the Trust of record as of January 4, 2013 (the “Record Date”).  The Trust will bear the expenses incurred in connection with preparing this Proxy Statement.

In the “Outstanding Shares” section of this Proxy Statement, the number of shares of each series of the Trust (each a “Fund” and collectively, the “Funds”) that were outstanding at the close of business on the Record Date is listed.  Shareholders of the Funds are entitled to one vote for each whole share held and fractional votes for fractional shares held on the Record Date.  Information on shareholders owning of record 5% or more of the outstanding shares of each class of each Fund as of the Record Date is set forth in Appendix A.

PROPOSAL 1: ELECTION OF TRUSTEES

Introduction

In July 2012 City National Bank (“City National”), the parent company of City National Asset Management, Inc. (“CNAM”), the Trust’s investment adviser, acquired Rochdale Investment Management, LLC, an unaffiliated investment advisory firm (“Rochdale”).  City National and Rochdale are now taking steps to consolidate their various pooled investment vehicle operations. In that connection, shareholders of Rochdale Investment Trust, a mutual fund for which Rochdale serves as investment adviser (the “Rochdale Trust”), will be asked to approve the reorganization of four series of Rochdale Investment Trust into four newly created series of the Trust that will be managed by Rochdale, after which the Rochdale Trust will dissolve. The reorganization of at least one of the series of Rochdale Investment Trust into the Trust is referred to in this Proxy Statement as the “Reorganization.” In addition, City National and Rochdale are taking the steps necessary to appoint the trustees of the Trust as the directors or trustees of nine other privately-offered investment vehicles currently managed by Rochdale.

The Board of Trustees of the Trust is responsible for the overall management and operation of the Trust.  The Board establishes the Trust’s policies and meets regularly to review the activities of the Trust’s officers, who are responsible for day-to-day operations of the Trust.  The Board is currently comprised of five Trustees, none of whom is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”).  Most of the current Trustees have served since the Trust commenced operation in 1999, and three of them are now in their mid-seventies and nearing the age at which trustees of most registered investment companies retire.  In connection with the increase in the number and types of funds overseen by the Board of Trustees, and to ensure that the Board continues to have members with the broad experience necessary to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies, and upon the recommendation of management of the Trust, the Board of Trustees has determined that its membership should be expanded to eight Trustees.

When considering the nomination of new Trustees, the Board also took into consideration two significant applicable legal restrictions affecting its composition:

•
As the Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), at least a majority of the Board must be comprised of Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

•
In connection with City National’s acquisition of Rochdale, City National agreed to use its commercially reasonable efforts to cause the board of trustees of Rochdale Trust to take (or refrain from taking, as the case may be) such actions as are necessary to ensure that for a period of three years after the closing of the acquisition at least 75% of the board of trustees of the Rochdale Trust are not “interested persons” of Rochdale or City National, as required by Section 15(f) of the 1940 Act.  Upon the Reorganization, City National’s agreement will apply with respect to the Board.

In addition, the Board has adopted a number of new governance provisions, effective upon the Reorganization, which it believes are in the best interests of the shareholders of the Trust:

•	The Board has adopted a Trustee term limit of ten years. For this purpose, the terms of all current nominees (including the current Trustees) will begin upon the closing of the Reorganization.

•
The Board has adopted a normal Trustee retirement date for Trustees who reach age 75 before the end of their term limit, which is December 31 of the year in which the Trustee reaches age 75.  Exceptions to the retirement age may be made by the Board in individual cases for a period of up to two years (but not beyond a Trustee’s term limit), based on the recommendation of the Board’s Nominating Committee, in extenuating circumstances (such as the need to provide for proper leadership transition, or to avoid the cost of a shareholder meeting that otherwise would not be necessary).

•
The Trustees and nominees currently intend to voluntarily stagger the terms of the Board members to ensure that the entire Board is not replaced at the same time in the future.  The identity of the Board members who will voluntarily resign before the ends of their terms of office to achieve this result, and the timing of those resignations, will be determined by the Trustees based on a variety of factors, including retirements of Trustees, the costs of additional shareholder meetings, and their determination at the time of the types of desirable experience and expertise of Board members.

The nominees for election include four of the current Trustees and four proposed new Board members.  The Trust’s Agreement and Declaration of Trust does not require the periodic re-election of Trustees who have previously been elected by shareholders and, in accordance with Section 16(a) of the 1940 Act, the Board may appoint Trustees to fill vacancies if after doing so at least two-thirds of the Trustees have been elected by the shareholders of the Trust.  However, the Board believes it is in the best interests of the Trust for the shareholders to elect all of the proposed new members of the Board so that all members of the Board will have been elected by the shareholders and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.  In addition, as a matter of good corporate governance, the Board believes it is in the best interests of the Trust to submit to the shareholders for re-election the names of the four current Trustees who propose to continue in office.

After taking all of the foregoing matters into consideration, the Board, upon the recommendation of its Nominating Committee, has unanimously nominated the follow persons for election or re-election as Trustees for the following terms of office:

Name of Trustee	End of Proposed Term of Office
William R. Sweet (current Trustee)	March 31, 2015
Irwin G. Barnet (current Trustee)	December 31, 2015
Vernon C. Kozlen (current Trustee)	December 31, 2018*
James Wolford (current Trustee)	Ten years after the Reorganization
Andrew S. Clare (proposed new Trustee)+	December 31, 2020*
Daniel A. Hanwacker (proposed new Trustee)	Ten years after the Reorganization
Jon C. Hunt (proposed new Trustee)+	Ten years after the Reorganization
Jay C. Nadel (proposed new Trustee)	Ten years after the Reorganization
*	Subject to extension by the Board for up to two years.
+	An “interested person” of the Trust as defined in the 1940 Act.

Further information about these nominees is in the next section of this Proxy Statement.  The persons named as proxies on your proxy card will vote for the election of all of these nominees unless authority to vote for any or all of the nominees is withheld on the proxy card.  The nominees, if elected, will take office following the Reorganization.  Each of the nominees listed below has consented to serve as a Trustee, if elected.  However, if any nominee should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominees as the current Board may recommend.

Trustee Nominees

The names and ages of the Trustee nominees, their principal occupations during the past five years and information about certain of their other affiliations are provided below.  The address of each Trustee nominee for purposes of business relating to the Trust is c/o CNI Charter Funds, 400 North Roxbury Drive, Beverly Hills, California 90210.  Persons listed as “Interested Trustee Nominees” are “interested persons” of the Trust as defined in the 1940 Act; persons listed as “Independent Trustee Nominees” are not “interested persons” of the Trust.

Independent Trustee Nominees
Name Address Age	Current Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee(3)	Other Directorships Held by Trustee
Irwin G. Barnet, Esq. (4) Age: 74	Trustee	Since 1999	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	17	None
Vernon C. Kozlen Age: 69	Trustee	Since 2007	Retired (2007-present). President and Chief Executive Officer, CNI Charter Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, CNAM (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, CNAM (2001-2006), and City National Securities, Inc. (1999-2006).	17	Windermere Jupiter Fund, LLC. CMS/Ironwood Multi-Strategy Fund LLC. CMS/Barlow Long-Short Equity Fund, LLC. (5)
William R. Sweet Age: 75	Trustee	Since 1999	Retired (1997-present). Executive Vice President, Union Bank of California (1985-1996).	17	None
James Wolford(6) Age: 58	Trustee	Since 1999
President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-present).  Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).
				17	None

Daniel A. Hanwacker Age: 61	None	N/A
CEO and President,
Hanwacker Associates, Inc.
(asset management consulting and
executive search services) (2001 - present).  Managing Director - Asset Management, Putnam Lovell Securities (2000-2001).  Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).
			N/A	Rochdale Funds (2011-present) (7)
Jay C. Nadel Age: 54	None	N/A
Financial Services Consultant (2005 - present).  Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).

			N/A	Lapolla Industries, Inc. (2007 – present); Rochdale Funds (2011-present) (7)
Interested Trustee Nominees
Andrew S. Clare (8) Age: 67	None	N/A	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present)	N/A	None
Jon C. Hunt (9) Age: 61	None	N/A	Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012 to present). Managing Director and Chief Operating Officer, CCM (1998 - June 2012).	N/A	Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present)

(1)
Each Trustee currently serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers.

(3)
Upon the closing of the Reorganization, the Trustees are expected to oversee 17 funds, including the four series of Rochdale Investment Trust that are expected to reorganize into newly created corresponding series of the Trust.

(4)
During 2010, 2011 and 2012, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, provided legal services to City National, the parent company of CNAM. In 2010, 2011 and 2012, the firm billed City National $391,192, $423,600 and $452,607, respectively, for these services.  The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to City National, and because Mr. Barnet’s interest in the fees billed by his firm to City National  was insignificant.

(5)
Convergent Wealth Advisors, LLC, which is under common control with City National, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(6)
Bixby Land Company (“Bixby”), of which Mr. Wolford was the Chief Financial Officer until March 31, 2010, had obtained various loans from City National.  The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because City National’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

(7)
Rochdale Investment Trust; and Rochdale Core Alternative Master Fund LLC, Rochdale Core Alternative Strategies Fund LLC, Rochdale Core Alternative Strategies Fund TEI LLC, Rochdale Structured Claims Fixed Income Fund LLC, Rochdale Alternative Total Return Fund and Rochdale International Trade Fixed Income Fund, each of which is a registered closed-end fund.

(8)	Andrew S. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to City National.

(9)	Jon C. Hunt is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his position with CCM, a wholly-owned subsidiary of City National and an affiliate of CNAM.

Officers of the Trust

The names and ages of the current officers and certain prospective officers of the Trust, their principal occupations during the past five years and certain of their other affiliations are provided below.  The officers of the Trust do not receive any compensation from the Trust for their services.

Name Address Age	Current/Proposed Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Richard Gershen (2) City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 58	President and Chief Executive Officer	Since May 2010
Executive Vice President, Wealth Management Division, City National (2009-present). Executive Managing Director, Business Management and Strategy, Evergreen Investments, a division of Wachovia (2000-2009).

Garrett R. D’Alessandro (2) Rochdale Investment Management LLC 570 Lexington Avenue New York, NY 10022 Age: 55	President and Chief Executive Officer	Effective as of the closing of the Reorganization	President, Chief Executive Officer and Director of Research, Rochdale (1986- present).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 44	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments Company (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).
William Souza City National Bank 555 South Flower Street Los Angeles, California 90071 Age: 61	Vice President and Chief Compliance Officer	Since May 2012	Senior Vice President and Senior Counsel, Legal Services Division, City National (1998-present).
Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 34	Vice President and Secretary	Since December 2012	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011 - 2012). Associate, Drinker Biddle & Reath LLP (2006-2011).

William O’Donnell Rochdale Investment Management LLC 570 Lexington Avenue New York, NY 10022 Age: 48	Vice President and Assistant Treasurer	Effective as of the closing of the Reorganization	Chief Financial Officer, Rochdale (2011-present). Financial Consultant (2009-2011). Financial Officer, Compliance Officer and Corporate Secretary, Clay Finlay LLC (1990-2009).
Susan S. Rudzinski Convergent Capital Management LLC 500 West Madison Suite 2620 Chicago, Illinois 60661 Age: 49	Vice President	Since 2007
Compliance Director, CCM (2006-present).  Chief Compliance Officer, CCM Advisors, LLC (2006-2010). Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006). Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004).

Kurt Hawkesworth Rochdale Investment Management LLC 570 Lexington Avenue New York, NY 10022 Age: 41	Vice President	Effective as of the closing of the Reorganization	Chief Operating Officer and General Counsel, Rochdale (2003-present).
Anthony Sozio Rochdale Investment Management LLC 570 Lexington Avenue New York, NY 10022 Age: 41	Vice President	Effective as of the closing of the Reorganization	Supervisor of Registered Fund Operations, Rochdale (1998-present).
Timothy G. Solberg City National Bank 500 West Madison Suite 2620 Chicago, Illinois 60661 Age: 59	Vice President and Assistant Secretary	Since 2005	Senior Vice President and Director – Sub-Advised Funds, City National (2011-Present). Managing Director and Chief Investment Officer, CCM Advisors, LLC (2002-2010).
Bernadette Sparling SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 35	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2005-present). Associate, Blank Rome LLP (2001-2005).
Brent Vasher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 30	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2008-present). Associate, Law Office of Lloyd Z. Remick (2006-2008).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

(2)	Effective as of the closing of the Reorganization, Mr. D’Alessandro will replace Mr. Gershen as the Trust’s President and Chief Executive Officer.

Nomination Considerations

The current Trustees (including Victor Meschures, who is not standing for re-election) were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the current Board has extensive experience in many different aspects of the financial services and asset management industries.  The proposed new Trustees were selected to broaden the Board’s range of expertise and to ensure that the Board continues to have members with appropriate experience after the retirements of certain of the current Board members.

The current and prospective new Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and with respect to certain persons, satisfying the criteria for not being classified as an "interested person" of the Trust as defined in the 1940 Act.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each nominee:

•	Mr. Barnet, legal background, experience as a corporate and securities lawyer, and experience as a Trustee of the Trust.
•	Mr. Clare, legal background and experience as a corporate and litigation lawyer.
•	Mr. Hanwacker, experience in the asset management industry and as a trustee of Rochdale Trust.
•	Mr. Hunt, executive investment management experience and experience in management of the Trust and affiliated entities of City National.
•
Mr. Kozlen, investment management experience as an executive and leadership roles within City National and affiliated entities, as past President, Chief Executive Officer of the Trust, and as a Trustee of the Trust.

•	Mr. Nadel, experience in the financial services field and as a trustee of Rochdale Trust.
•	Mr. Sweet, experience as a senior banking executive and Trustee of the Trust.
•	Mr. Wolford, experience as a chief financial officer of various companies and a Trustee of the Trust.

In addition, the Board considered that although an increase in the number of Trustees would increase the total Trustees’ fees paid by the Trust, the Trustees would be responsible for a greater number of funds, which number is expected to continue to increase over time.  The Board also considered that the additional fees would be immaterial when compared to the overall expenses of the Funds.  The Board concluded that the governance benefits likely to result from having additional Trustees should outweigh any of these additional fees.

The persons nominated for election as new members of the Board were recommended to the Nominating Committee by Richard Gershen (the President and Chief Executive Officer of the Trust and Vice President, Wealth Management Division, of City National), and Garrett R. D’Alessandro (the President and Chief Executive Officer of Rochdale and, effective as of the closing of the Reorganization, President and Chief Executive Officer of the Trust).

Board Meetings and Committees

During the fiscal year ended September 30, 2012, the Board held four regular meetings and three special meetings, all of which were attended by all of the current Trustees.

The Board has an Audit Committee comprised of all of the current Independent Trustees. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2012, the Audit Committee held three meetings. The Board has designated William R. Sweet and James Wolford as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

The Board has an Investment Committee comprised of all of the current Trustees. Various members of the Committee meet quarterly and monitor on an ongoing basis the investment operations of the various series of the Trust, including matters such as the Funds’ adherence to their investment mandates, historical performance of CNAM and each sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in a Fund’s sub-advisers proposed by CNAM, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2012, the Investment Committee held four meetings.

The Board has a Nominating Committee comprised of all of the current Independent Trustees, which operates pursuant to a Nominating Committee Charter (the “Charter”).   A copy of the Charter is attached to this Proxy Statement as Appendix B.  The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee met once during the fiscal year ended September 30, 2012.

Leadership Structure and Risk Oversight

The Board is currently comprised entirely of Independent Trustees; if all nominees are elected, six of the eight Board members will be Independent Trustees.  Irwin Barnet, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust's management and the other Independent Trustees. Through the committees of the Board the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees.  The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board, among other things, oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to CNAM the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or a Fund.  Under the overall supervision of the Board, CNAM and other service providers to the Trust employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust's Chief Compliance Officer, CNAM’s management, and other service providers (such as the Trust's independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

Equity Securities Owned by Trustees

To the knowledge of the Trust, the current executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund and of the Trust as of the Record Date.  The following table sets forth the dollar range of equity securities beneficially owned as of December 31, 2011 by each nominee for election as a Trustee .

Independent Trustee Nominees
Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies
Irwin G. Barnet	Prime Money Fund $1 - $10,000 Government Bond Fund $50,001 - $100,000 Corporate Bond Fund Over $100,000 High Yield Bond Fund $10,001 - $50,000	Over $100,000

Vernon C. Kozlen
Prime Money Market Fund
Over $100,000
California Tax Exempt Money Market Fund
Over $100,000
Government Bond Fund
$1 - $10,000
Corporate Bond Fund
$1 - $10,000
California Bond Fund
$1 - $10,000
High Yield Bond Fund
$1 - $10,000
Large Cap Value Fund
$1 - $10,000
Large Cap Growth Fund
$1 - $10,000
Over $100,000
William R. Sweet	Prime Money Market Fund	$10,001 - $50,000
James Wolford	None	None
Daniel A. Hanwacker	None	None
Jay C. Nadel	None	None

Interested Trustee Nominees

Jon C. Hunt	Prime Money Market Fund $1 - $10,000 High Yield Bond Fund Over $100,000	Over $100,000
Andrew S. Clare	None	None

Trustee Compensation

The following table sets forth the compensation of the current Independent Trustees for the fiscal year ended September 30, 2012.

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Irwin G. Barnet	$63,875	N/A	N/A	$63,875
Vernon C. Kozlen	$63,875	N/A	N/A	$63,875
Victor Meschures	$51,875	N/A	N/A	$51,875
William R. Sweet	$64,875	N/A	N/A	$64,875
James Wolford	$51,875	N/A	N/A	$51,875

Required Vote

The election of each nominee will be voted upon separately by the shareholders of the Trust, voting together without regard to Fund, to fill a position on the Board.  Each nominee will be elected as a Trustee of the Trust effective upon the Reorganization if he or she receives a plurality of the votes cast with respect to the position.  Each such nominee has indicated that he is able and willing to serve as a Trustee and, if elected, will serve as a Trustee until the term for which he has been elected expires, or his earlier resignation, retirement, or removal from office.  If for any reason any such nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS ELECT ALL TRUSTEE NOMINEES.

OTHER INFORMATION

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) serves as the independent registered public accounting firm for the Trust, and performs an annual audit of the financial statements of each of the Funds.  The Trust does not expect any representatives of KPMG to be present at the Meeting.

Audit Fees

For the fiscal years ended September 30, 2011, and September 30, 2012, KPMG billed the Funds $309,500 and $296,750, respectively, for professional services rendered for the audit of the Funds’ annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended September 30, 2011, and September 30, 2012, KPMG did not bill the Funds for any assurance and related services that are reasonably related to the performance of the audit of the Funds’ financial statements and that are not reported above.

Tax Fees

For the fiscal years ended September 30, 2011, and September 30, 2012, KPMG billed the Funds $61,875 and $60,375, respectively, for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

For the fiscal years ended September 30, 2011, and September 30, 2012, KPMG did not bill the Funds for any products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures with regard to the pre-approval of services provided to the Trust by its independent registered public accounting firm.  The Committee must pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Trust by such firm, including the fees and other compensation to be paid to the firm.  The Committee may delegate to one or more of its members the authority to grant pre-approvals and requires that the decisions of any member to whom authority is delegated be presented to the full Committee at each of its scheduled meetings.  The Committee must also pre-approve the independent registered public accounting firm’s engagements for non-audit services with CNAM and any affiliate of CNAM that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust.

Non-Audit Fees

For the fiscal years ended September 30, 2011, and September 30, 2012, KPMG billed $96,875 and $97,200, respectively, for non-audit fees for the Funds, CNAM or any affiliate of CNAM that provides services to the Funds.  Of these fees, $35,000 related to performance attestation services provided to CNAM in each year, and the balance related to tax services provided to the Funds as noted above.

The Audit Committee has considered whether the provision of non-audit services that were rendered to CNAM and any affiliate of CNAM that provides services to the Funds that were not pre-approved is compatible with maintaining KPMG’s independence.

Outstanding Shares

The Trust currently offers shares of each Fund set forth in the following table, each of which represents a separate series of the Trust. The number of shares of each Class of each Fund issued and outstanding on the Record Date was as follows:

Name of Fund	Number of Issued and Outstanding Shares per Class
Government Money Market Fund	Servicing Class: 96,576,360.550 Class N: 2,619,176,979.910 Class S: 413,005,058.010
Prime Money Market Fund	Institutional Class: 8,372,617.950 Servicing Class: 581,215,699.360 Class N: 356,600,383.100 Class S: 262,322,358.070
California Tax Exempt Money Market Fund	Servicing Class: 141,151,996.820 Class N: 687,387,397.920 Class S: 97,845,385.550
Limited Maturity Fixed Income Fund	Institutional Class: 4,072,617.240 Class N: 422,815.291

Name of Fund	Number of Issued and Outstanding Shares per Class
Government Bond Fund	Institutional Class: 5,180,296.723 Servicing Class: 10,994,911.950 Class N: 272,724.396
Corporate Bond Fund	Servicing Class: 12,275,699.055 Class N: 237,822.641
California Tax Exempt Bond Fund	Servicing Class: 4,980,070.147 Class N: 574,160.161
Full Maturity Fixed Income Fund	Institutional Class: 4,234,928.206 Class N: 25,849.116
High Yield Bond Fund	Institutional Class: 4,578,975.246 Servicing Class: 7,809,235.906 Class N: 5,420,712.026
Multi-Asset Fund	Institutional Class: 652,665.477 Servicing Class: 567,552.706 Class N: 2,346,963.259
U.S. Core Equity Fund	Institutional Class: 10.013 Servicing Class: 4,171,953.957 Class N: 4,554,320.471
Diversified Equity Fund	Institutional Class: 2,861,562.243 Class N: 251,582.562
Socially Responsible Equity Fund	Institutional Class: 8,034,116.719 Class N: 2,709,718.176

Shareholder Nomination of Trustees

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

Neither the Nominating Committee nor the Board has established any specific qualifications that must be met to be considered for nomination as a Trustee. In evaluating potential nominees, the Nominating Committee evaluates (i) each candidate’s qualifications, skills and experiences and (ii) whether such candidate will qualify as not an “interested person” of the Trust, as such term is defined in the 1940 Act. Neither the Nominating Committee nor the Board has a formal policy with regard to the consideration of diversity in identifying nominees to serve as a Trustee. Rather, as a matter of practice, the Nominating Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting.  If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they decide.

The Agreement and Declaration of Trust and the By-laws of the Trust do not provide for annual meetings of shareholders and the Trust does not currently intend to hold such meetings in the future.  Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust within a reasonable period of time prior to any such meeting.

VOTING PROCEDURES

How to Vote

This proxy is being solicited by the Board of Trustees of the Trust.  You can vote by mail, touch-tone telephone, Internet, or in person at the Meeting.

•
To vote by mail, sign and send us the enclosed Proxy voting card in the postage paid return envelope provided.  If you vote by Proxy, you can revoke your Proxy by notifying the Secretary of the Trust in writing, or by returning a Proxy with a later date.  You also can revoke a Proxy by voting in person at the Meeting.  Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card.  This will help us ensure that an adequate number of shares are present at the Meeting.

•	To vote by telephone, call 1-800-690-6903.

•	To vote by Internet, vote at www.proxyvote.com.

•	To vote in person, attend the Meeting.

Proxy Solicitation

In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of CNAM, without additional compensation, may solicit proxies in person or by telephone.  The Trust does not currently anticipate using paid proxy solicitors, but may decide to do so if the Board of Trustees determines that will assist in obtaining a quorum of shares for the Meeting; the Funds will pay the costs of any such solicitation.

Quorum and Voting Requirements

The presence in person or by proxy of one third of the outstanding shares of the Trust entitled to vote will constitute a quorum for the Meeting.  If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments from time to time to permit further solicitation of proxies.  The Trust will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter) as shares that are present and entitled to vote for purposes of determining a quorum.

A majority of shares represented at the meeting can adjourn the meeting one or more times without further notice to the shareholders, provided that the meeting is held no later than April 4, 2012.  The persons named as proxies will vote in favor of adjournment those shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal.  “Broker non-votes” and abstentions will have the effect of votes against adjournment.

The Fund will count the number of votes cast “for” approval of each Trustee nominee to determine whether sufficient affirmative votes have been cast.  Assuming the presence of a quorum, abstentions and broker non-votes have the effect of negative votes.

GENERAL INFORMATION

The principal executive offices of the Trust and CNAM are located at 400 North Roxbury Drive, Beverly Hills, California 90210.  The Trust’s administrator is SEI Investments Global Funds Services and the Trust’s transfer agent is SEI Institutional Transfer Agent, Inc., both located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.  The Trust’s distributor is SEI Investments Distribution Co., located at the same address.  Pursuant to a sub-transfer agent agreement, UMB Fund Services, Inc., located at 803 West Michigan Street, Milwaukee, Wisconsin 53233, serves as sub-transfer agent for Limited Maturity Fund, Full Maturity Fund, Diversified Equity Fund and Socially Responsible Equity Fund.  The Trust’s custodian is U.S. Bank, N.A., located at 50 South 16th Street, Philadelphia, Pennsylvania 19102.  Counsel to the Trust and the Independent Trustees is Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

Shareholders who want to communicate with the Board or any individual Trustee should write to CNI Charter Funds, Attention: Board of Trustees of CNI Charter Funds, 400 North Roxbury Drive, Beverly Hills, California 90210. The letter should indicate that the writer is a shareholder of a series of the Trust. The CNI Charter Funds will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Trustee) is delivered to the Board or the specified Trustee, as the case may be.

The Trust will furnish, without charge, a copy of the most recent Annual Report and Semi-Annual Report to Shareholders of the Trust upon request. Requests for such reports should be directed to CNI Charter Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, by calling 1-888-889-0799, or on the internet at www.cnicharterfunds.com.

APPENDIX A

Shareholders Owning Beneficially or of Record More than 5% of each Class of each Fund

As of January 4, 2013, the following shareholders were known by the Trust to own of record (with sole or shared voting or investment power) 5% or more of the outstanding shares of any class of any of the Funds.

Government Money Market Fund
Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Servicing Class	93,558,863.230	96.88%
National Financial Services, LLC 499 Washington Blvd Jersey City NJ 07310-2010	Class N	2,092,669,981.590	79.90%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Class N	526,506,871.960	20.10%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Class S	413,005,058.010	100%

Prime Money Market Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
Band & Co c/o US Bank NA PO Box 1787 Milwaukee, WI 53201-1787	Institutional Class	8,372,517.950	100.00%

City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Servicing Class	488,971,459.330	84.13%
National Financial Services, LLC 499 Washington Blvd Jersey City NJ 07310-2010	Servicing Class	92,110,072.100	15.85%
National Financial Services, LLC 499 Washington Blvd Jersey City NJ 07310-2010	Class N	237,313,847.140	66.55%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Class N	119,286,535.960	33.45%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Class S	262,322,358.070	100%

California Tax Exempt Money Market Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
City National Bank Fiduciary for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Servicing Class	138,791,083.580	98.33%
National Financial Services, LLC 499 Washington Blvd Jersey City NJ 07310-2010	Class N	668,121,717.630	97.20%
City National Bank Agent for Various Accounts Attn: Trust Ops/Mutual Funds PO Box 60520 Los Angeles, CA 90060-0520	Class S	97,845,385.550	100%

Limited Maturity Fixed Income Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional	1,542,603.499	37.88%
Lewistown Hospital 400 Highland Avenue Lewiston, PA 17044-1167	Institutional	1,006,495.090	24.71%
Trinity Medical Center 380 Summit Ave Steubenville, OH 43952-2699	Institutional	541,963.398	13.31%
Sullivan County Community Hospital PO Box 10 Sullivan, IN 47882	Institutional	266,723.389	6.55%
Medcenter One Plant Fund Attn: Finance Dept. PO Box 5525 Bismarck, ND 58506-5525	Institutional	212,406.045	5.22%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	Class N	403,507.211	95.23%

Government Bond Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	3,547,226.411	68.53%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	1,162,434.703	22.46%

NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Servicing Class	4,664,659.086	42.43%
NFS LLC FEBO City National Bank 225 Broadway Fl 5 San Diego, CA 92101-5005	Servicing Class	552,126.561	5.02%
NFS LLC FEBO Alan Berman New York, NY 10021-2965	Class N	27,369.889	10.03%
NFS LLC FEBO Stanley J Kafka. Tarzana, CA 91356-5114	Class N	23,602.722	8.65%
NFS LLC FEBO Marvin D Iannone Beverly Hills Police Foundation Attn Erick Lee 464 N. Rexford Dr. Beverly Hills, CA 90210-4873	Class N	21,700.208	7.95%

Corporate Bond Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Servicing Class	9,048,726.832	73.78%
NFS LLC FEBO City National Bank 225 Broadway Fl 5 San Diego, CA 92101-5005	Servicing Class	959,620.448	7.82%
NFS LLC FEBO FBO Stanley J Kafka Tarzana, CA 91356-5114	Class N	22,581.306	9.43%
NFS LLC FEBO Stewart Billett TTEE Los Angeles CA 90024-3708	Class N	18,484.288	7.72%

California Tax-Exempt Bond Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Servicing Class	3,984,583.547	80.02%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Servicing Class	515,586.861	10.35%
NFS LLC FEBO City National Bank 225 Broadway FL 5 San Diego, CA 92101-5005	Servicing Class	428,296.413	8.60%
NFS LLC FEBO Anna Dellatte Los Angeles CA 90069-1633	Class N	131,982.908	22.99%
NFS LLC FEBO The Lichtenstein Family Trust Phillip A. Kass TTEE Encino, CA 91436-2767	Class N	73,168.816	12.74%
NFS LLC FEBO Robert Harper, D. Goldman TTEE Los Angeles CA 90024-3708	Class N	51,414.124	8.95%
NFS LLC FEBO Andre Young TTEE Los Angeles CA 90024-3708	Class N	51,414.124	8.95%
NFS LLC FEBO Art Spence TTEE Beverly Hills CA 90210-2003	Class N	31,217.191	5.44%

Full Maturity Fixed Income Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO Regions Morgan Keegan Trust 250 Riverchase Pkwy E. Fl 5 Birmingham, AL 35244-1832	Institutional	2,747,859.929	64.89%
Wells Fargo Bank NA FBO Dearborn County PO Box 1533 Minneapolis, MN 55480	Institutional	646,519.774	15.27%
Lewistown Hospital 400 Highland Avenue Lewistown, PA 17044-1167	Institutional	456,381.943	10.78%
Saltco PO Box 469 Brewton, AL 36427	Institutional	248,663.961	5.87%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281-1003	Class N	24,361.478	88.55%
Scottrade LLC Orcas Island Chamber Music Festival PO Box 31759 St. Louis, MO 63131	Class N	1,941.670	7.06%

High Yield Bond Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	2,789,476.951	60.96%

NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	764,823.943	16.71%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	456,373.370	9.97%
NFS LLC FEBO City National Bank 225 Broadway Fl 5 San Diego, CA 92101-5005	Institutional Class	240,378.905	5.25%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Servicing Class	5,384,393.305	70.03%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Servicing Class	1,116,674.236	14.52%
NFS LLC FEBO The Angell Family Trust Perry Oretzky TTEE Los Angeles, CA 90024-4110	Class N	913,473.727	16.85%
CNB FBO GFC Capital Corp 9201 Wilshire BLVD STE 305 Beverly Hills, CA 90210-5514	Class N	514,912.954	9.50%
NFS LLC FEBO Sidney Moray, Michael Moray, David Moray 9201 Wilshire BLVD STE 305 Beverly Hills, CA 90210-5514	Class N	288,551.801	5.32%

Multi-Asset Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Institutional Class	652,906.170	100.00%

NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Servicing Class	240,918.804	39.39%
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Servicing Class	211,079.764	34.51%
Charles Schwab & Co Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94101	Servicing Class	60,095.475	9.82%
NFS LLC FEBO City National Bank 225 Broadway Fl 5 San Diego, CA 92101-5005	Servicing Class	43,340.974	7.09%

Diversified Equity Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 1 World Financial Center 200 Liberty St New York, NY 10281-1003	Institutional	2,187,289.661	76.44%
Wells Fargo Bank NA FBO Dearborn County PO Box 1533. Minneapolis, MN 55480	Institutional	351,842.054	12.30%
Saltco PO Box 469 Brewton, AL 36427	Institutional	322,422.463	11.27%
National Financial Services LLC 1 World Financial Center 200 Liberty St New York, NY 10281-1003	Class N	160,690.470	63.83%
William and Nanci Greene Lombard, IL 60148	Class N	21,129.296	8.39%

U.S. Core Equity Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
NFS LLC FEBO City National Bank 555 S Flower St. FL 10 Trust Operations Los Angeles, CA 90071-2300	Servicing	4,062,514.79	98.00%

Socially Responsible Equity Fund

Shareholder	Class	Amount and Nature of Beneficial Ownership	Percentage of Total Outstanding Shares of Class
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	Institutional	7,737,916.177	96.38%
Charles Schwab & Co Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94101	Class N	2,256,082.406	83.48%
National Financial Services LLC 1 World Financial Center 200 Liberty Street New York, NY 10281	Class N	250,101.214	9.25%

As of January 4, 2013, the Trustees and officers of the Trust owned of record, in aggregate, less than 1% of the outstanding shares of each Class of each Fund.

APPENDIX B

CNI CHARTER FUNDS

NOMINATING COMMITTEE CHARTER

I.	Committee Organization

(a)        The nominating Committee (“the Committee”), a committee established by the Board of Trustees (the “Board”) of CNI Charter Funds (the “Trust”), shall be comprised solely of members of the Board who are not considered “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Act”).

(b)        The Board will appoint the members of the Committee.  If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership.  The Committee shall be composed of at least two members.  The Trust’s Secretary shall serve as Secretary of the Committee.

(c)        The Committee shall meet with such frequency, and at such times, as determined by the Committee Chair or a majority of the Committee members.  The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate.  The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting.  The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members for approval at the following meeting.  The Committee may ask Fund counsel, representatives of the Trust’s investment manager (the “Investment Manager”), or others to attend Committee meetings and provide pertinent information as necessary.

II.	Duties and Responsibilities

The Committee shall:

(a)        Evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics.  In doing so, the Committee shall take into account all factors it considers relevant, including without limitation experience, demonstrated capabilities, independence, commitment, reputation, background, diversity, understanding of the investment business, and understanding of business and financial matters generally.  See Appendix A for relevant factors for consideration.

(b)        Identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval.  The Committee may consider candidates suggested by the Investment Manager, and may involve representatives of the Investment Manager in screening candidates.  However, the decision to approve candidates for submission to the Board shall be made exclusively by the Committee.

(c)        Review independent trustee compensation at least every two years, and expense reimbursement policies as appropriate.  The Committee shall make recommendations on these matters to the full Board.  Trustee compensation recommendations may take into account the size of the Trust, the demands placed on the independent trustees, the practices of other mutual fund groups, the need to attract and retain qualified independent trustees, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

(d)        Review memoranda prepared by Fund counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest.

(e)        Make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

III.	Shareholder Nominations

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees.  No eligible shareholder or shareholder group may submit more than one independent Board member nominee each calendar year.

(a)        In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

(i)         The nominee must satisfy all qualifications provided herein and in the Trust’s organizational documents, including qualification as a possible independent Board member.

(ii)        The nominee may not be the nominating shareholder, a member of a nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.1

(iii)        Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(iv)       Neither the nominee nor any immediate family member of the nominee may have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

1	Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

(v)        The nominee may not be an executive officer, director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(vi)       The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the Act).

(vii)       A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

(b)        In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

(i)         Any shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Trust’s securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election.  Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nominating.  In addition, such securities must continue to be held through the date of the nomination.  In addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must bear the economic risk of the investment.

(ii)        The nominating shareholder or shareholder group may not qualify as an adverse holder – i.e., if such shareholder were required to report beneficial ownership of its securities, its report would be filed on Securities Exchange Act Schedule 13G instead of Schedule 13D in reliance on Securities Exchange Act Rule 13d-1(b) or (c).

(c)        Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Trust’s Secretary.  In order for a submission of a nominee to be considered, such submission must include:

(i)         the shareholder’s contact information;

(ii)         the nominee’s contact information and the number of Trust shares owned by the proposed nominee;

(iii)        all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act; and

(iv)        a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Committee and the Trust’s Board.

It shall be in the Committee’ sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

IV.	Authority and Resources

(a)        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including, among other things, the authority to retain a search firm to assist the Committee in identifying, screening and attracting independent trustees.

V.           Policies and Procedures

In meeting its responsibilities, the Committee shall:

(a)        Provide oversight regarding the orientation of new independent trustees.  The Committee Chair shall designate an experienced independent trustee to assist, and be available to, each new independent trustee during his or her first year of service on the Board.

(b)        Consider, at such times as the Committee may deem appropriate, whether the composition of the Board and its committees reflect an appropriate blend of skills, backgrounds and experience, in relation to the goal of maximizing their effectiveness.  The Committee shall also consider the effectiveness of meetings, including their frequency, scheduling and duration, adequacy and focus of agendas, materials and presentations, and Board member attendance.

(c)        Periodically review and reassess the adequacy of this Charter, and recommend to the full Board any changes deemed advisable.

Adopted: May 27, 2004

Appendix A to Nominating Committee Charter

Potential Mutual Fund Board Member Qualification Factors

Working Background

♦	Current or past membership on board of registered investment company
♦	Board or executive position with money management organization
♦	Board or executive position with broker-dealer organization
♦	Board or executive position with any other financial, technology or marketing organization
♦	Board or financial position with any other substantial publicly-held business organization
♦	Accounting or legal position representing any of the above businesses
♦	Academic background and specialty in areas relevant to any of the above businesses

Other Background Considerations

♦	Mix of skills on board
♦	Mix of generations on board
♦	Diversity of personal backgrounds on board

Personal Characteristics

♦	Reputation for integrity
♦	Ability to apply good business sense, with appreciation for the role of the board
♦	Ability to work with other trustees as a team
♦	Ability to balance critical thinking with avoidance of unnecessary confrontation
♦	Sufficient stature to provide shareholder assurance of qualification
♦	Ability to commit necessary time
♦	Personal and financial independence from management
♦	Nominees may not have any felony convictions or any felony or misdemeanor convictions involving the purchase or sale of a security.
♦
No person shall be qualified to be a Board member if the Committee, in consultation with Fund counsel, has determined that such person, if elected as a Board member, would cause the Trust to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) the Trust’s organizational documents, or (c) any general policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be comprised of independent Board members.

PROXY CARD

CNI CHARTER FUNDS

This proxy is solicited by the Board of Trustees of CNI Charter Funds (the “Trust”) for use at a special meeting of shareholders of the Trust to be held on March 11, 2013.

The undersigned hereby appoints William J. Souza and Julianne Fries, and each of them, as attorneys and proxies of the undersigned, with the power of substitution and resubstitution, to attend the above-referenced meeting of shareholders and any adjournment or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated January 22, 2013.

Note: Please sign exactly as name(s) appear(s) hereon.  Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer.  Each joint owner should sign personally.  When signing as a fiduciary, please give full title as such.

__________________________________	__________________________________
Signature	Signature of joint owner, if any

__________________________________	__________________________________
Name of owner (printed)	Name of joint owner (printed)

_____________________________, 2013
Date

VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Trustees recommends that you vote FOR each of the proposals below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.

Example: [X]

1.
Proposal: To elect to the Board of Trustees Irwin G. Barnet, Vernon C. Kozlen, William R. Sweet, James Wolford, Andrew S. Clare, Daniel A. Hanwacker, Jon C. Hunt and Jay C. Nadel, each for the respective term of office indicated in the Proxy Statement for the Meeting, effective upon the Reorganization as defined in the Proxy Statement.

[ ]	For all nominees listed below	[ ]	Withhold from all nominees listed below

Nominees:	(A) Irwin G. Barnet (B) Vernon C. Kozlen (C) William R. Sweet (D) James Wolford (E) Andrew S. Clare (F) Daniel A. Hanwacker (G) Jon C. Hunt (H) Jay C. Nadel

[ ]
For all nominees except as listed above

2.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO PROXY SERVICES, P.O. BOX 9172, FARMINGDALE, NY 11735-9848.  You can also vote by touch-tone telephone (at 1-800-690-6903), by Internet (at www.proxyvote.com), or in person at the Meeting.